     THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, PURSUANT TO RULE 144 UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.


No. IWCH (SJPS) - 1                                    Void after March 10, 2008

                 INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC.
                           WARRANT TO PURCHASE COMMON STOCK


          This Warrant, dated March 10, 1998, is issued to Vanguard Cellular Operating Corp., a Delaware corporation (the "Holder"), by International Wireless Communications Holdings, Inc., a Delaware corporation (the "Company"), pursuant to the Series J Preferred Stock and Warrant Purchase Agreement, dated as of March 10, 1998, by and among the Company and the investors named therein, including the Holder ("Purchase Agreement").

          1. PURCHASE OF SHARES. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase a number of shares of the Company's Class 1 Common Stock, par value $0.01 per share (the "Equity Securities"), at a per share purchase price of No Dollars and One Cent ($0.01) per share, which is equal to (a) the Total Number of Issuable Warrant Shares (as defined below) at such time, REDUCED BY (b) the number of Warrant Shares as to which this Warrant has theretofore been exercised or canceled (as adjusted pursuant to Section 8, the "PREVIOUSLY ISSUED WARRANT SHARES"). The shares of Equity Securities issuable at any time as described in clauses (a) and (b) above are referred to as the "WARRANT SHARES". The purchase price of the Warrant Shares as provided in this Section 1 (the "Exercise Price") shall be subject to adjustment pursuant to Section 8 hereof.

          2.   DEFINITIONS.

               (a) CORPORATE TRANSACTION. The term "Corporate Transaction" shall mean (A) the acquisition of capital stock of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Company); or (B) a sale of all or substantially all of the assets of the

Company; UNLESS the Company's stockholders of record as constituted immediately prior to such acquisition or sale will, as a result of such acquisition or sale (by virtue of securities issued as consideration for the Company's acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity immediately after such acquisition or sale.

               (b) EARNED WARRANT PERCENTAGE. During each period set forth below, the Earned Warrant Percentage will equal the corresponding percentage set forth below:

                                                          CUMULATIVE
                        PERIOD                         EARNED WARRANT
                                                          PERCENTAGE
           ----------------------------------------  --------------------
            March 10, 1998 to and including
             September 9, 1998                              22.0%
            September 10, 1998 to and including
             December 9, 1998                               38.0%
            December 10, 1998 and thereafter                58.0%

; provided that on and after the Termination Date (as defined below), the Earned Warrant Percentage shall equal the Earned Warrant Percentage in effect on the Termination Date. Notwithstanding the foregoing, if the Termination Date occurs pursuant to Section 2(d) before December 10, 1998, the Earned Warrant Percentage in effect at the beginning of the period in which the Termination Date occurs shall be increased by an amount computed using the following formula, rounded to the nearest whole number:

               X  =     A x B
                       -------
                          C

     Where     X  -    The increase in the Earned Warrant Percentage

               A  -    The difference between the Earned Warrant Percentage in
                       effect during the period when the Termination Date occurs and the Earned Warrant Percentage applicable to the following period

               B  -    The number of days from the first date of the period in
                       which the Termination Date occurs up to (and including) the Termination Date

               C  -    The total number of days in the period in which the
                       Termination Date occurs to (and including) the last date of such period

               (c) SERIES J VALUATION PRICE. The term "Series J Valuation Price" shall have the meaning given to it in Section V.B.4(a4)(i)(C) of the Company's Amended and Restated Certificate of Incorporation in the form filed with the Delaware Secretary of State pursuant to Section 1.1(a) of the Purchase Agreement.

               (d) TERMINATION DATE. The term "Termination Date" shall mean the date on which either of the following events first occurs: (i) the Company has raised a total of not less than $50 million from a combination of (A) the net proceeds from the issuance of public or private equity by the Company or any subsidiary thereof (including the equity securities issued by the Company pursuant to the Purchase Agreement) and (B) the net proceeds from any asset sales by the Company and its subsidiaries and affiliates, to the extent such proceeds may be used by the Company to make Permitted Investments (as such term is defined in the Indenture dated as of August 15, 1996, between the Company, as issuer, and Marine Midland Bank, as trustee) or (ii) a Corporate Transaction.

               (e) TOTAL NUMBER OF ISSUABLE WARRANT SHARES. Means the quotient obtained by dividing the amount in clause (i) below by the amount in clause (ii) below, rounded up to the nearest whole number, where:

                    (i) (A) Ten Million Dollars ($10,000,000.00) (representing the total purchase price paid by the Holder for the Series J Shares (as defined in the Purchase Agreement) and this Warrant pursuant to the Purchase Agreement) multiplied by (B) the Earned Warrant Percentage; and

                    (ii) The lesser of (A) $12.67 per share (subject to appropriate adjustments for stock splits, combinations, dividends and the like) and (B) the Series J Valuation Price (subject to appropriate adjustments for stock splits, combinations, dividends and the like).

          3. EXERCISE PERIOD. This Warrant is exercisable at any time on any business day but only until and including the close of business on March 10, 2008.

          4. METHOD OF EXERCISE. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, from time to time, the purchase rights evidenced hereby. Such exercise shall be effected by:

               (a) the surrender of this Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

               (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Warrant Shares being purchased.

          5.   NET ISSUE EXERCISE.

               (a) The Holder may elect to exchange the right to purchase all or a portion of the Warrant Shares subject to this Warrant for Equity Securities on a net issue basis by surrendering this Warrant at the principal office of the Company together with the subscription notice of such election. Upon such surrender, the Company shall issue to the Holder a number of shares of Equity Securities computed using the following formula:

                                     X = (Y)(A-B)
                                         --------
                                            A

     Where     X -   The number of shares of Equity Securities to be issued to
                     Holder.

               Y - The number of shares of Warrant Shares as to which such cancellation is to be effected.

               A - The fair market value of one share of the Equity Securities to be issued upon such cancellation.

               B - Exercise Price (as adjusted to the date of such calculations).

               (b) For purposes of this Section, the Board of Directors of the Company shall determine the fair market value in its good faith. Upon such exchange, this Warrant shall be cancelled as to the number of Warrant Shares represented by Y in the formula set forth in Section 5(a).

          6. RETURN OF WARRANT AND CERTIFICATES FOR WARRANT SHARES. Upon the exercise or cancellation of the purchase rights evidenced by this Warrant, one or more certificates for the number of Warrant Shares to be issued shall be issued as soon as practicable thereafter, and in any event within thirty
(30) days of the delivery of the subscription notice. Together with such share certificate(s), the Company will return to the Holder (or to such other Person as the Holder may designate, so long as the Holder has complied with the applicable provisions of Section 11 as to the transfer of this Warrant to such other Person) this Warrant, after recording on the attached Exercise/Cancellation Schedule the date of such exercise or cancellation and the number of Warrant Shares as to which this Warrant is being exercised or canceled.

          7. RESERVATION OF WARRANT SHARES. The Company covenants that it will at all times keep available such number of authorized shares of its Equity Securities issuable upon exercise of this Warrant and shares of its capital stock issuable upon conversion of such Equity Securities, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise or cancellation of the rights under this Warrant for the full number of Warrant Shares specified herein and the conversion of the Warrant Shares into such shares of capital stock. The Company further covenants that (a) such Warrant Shares, when issued pursuant to the exercise of this Warrant, and (b) such shares of capital stock, when issued upon conversion of such Warrant Shares, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

          8. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The number of Warrant Shares, the kind of securities purchasable upon exercise or cancellation of rights under this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

               (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time prior to the expiration of this Warrant subdivide its Equity Securities by split-up or otherwise, or combine its capital stock, or issue additional securities as a dividend with respect to any shares of its Equity Securities, the number of Warrant Shares shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Inversely proportional adjustments shall also be made to the Exercise Price payable per share, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

               (b) RECLASSIFICATION, REORGANIZATION, AND CONSOLIDATION. In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of capital stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per share payable hereunder, provided the aggregate purchase price shall remain the same.

               (c) NOTICE OF ADJUSTMENT. When any adjustment is required to be made in the Warrant Shares, in the number or kind of shares purchasable upon exercise of this Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and the adjusted number of Warrant Shares, the adjusted Exercise Price and the number of shares and the type of securities or property thereafter purchasable upon exercise of or cancellation of rights under this Warrant. The Company shall give the Holder at least twenty (20) business days' advance notice of any event that has, or with the passage of time or giving of notice will, give rise to the liquidation or dissolution of the Company or constitute a "Corporate Transaction" as defined in the Company's Amended and Restated Certificate of Incorporation as currently in effect.

          9. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or cancellation of rights under this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the fair market value (as determined in good faith by the Company's Board of Directors) of one Warrant Share of the type in question.

          10. NO STOCKHOLDER RIGHTS. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including (without limitation) the right to vote such Warrant Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. Notwithstanding the foregoing, the Company will give written notice to the Holder at least twenty (20) days prior to the date on which the Company closes its books or takes a record (i) with respect to any Distribution (as defined in the Loan Agreement referred to in the last sentence of this paragraph) upon the Equity Securities or any capital stock into which such Equity Securities are convertible, (ii) with respect to any pro rata subscription offer to holders of the Equity Securities or any capital stock into which such Equity Securities are convertible or (iii) for determining rights to vote with respect to any Liquidity Event (as defined below), Change of Control (as defined below), dissolution or liquidation. The terms "Liquidity Event" and "Change of Control" shall have the respective meanings given to them in the Loan Agreement dated August 18, 1997 among the Company and the lenders named on EXHIBIT A thereto.

          11. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns.

          The Holder may transfer in whole or in part the purchase rights evidenced hereby to any third party to whom such rights may be transferred without registration or qualification under federal or state securities laws, provided: (a) the transferee or assignee receives a Warrant to purchase at least five percent (5%) of the Warrant Shares; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee; (c) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Warrant; and (d) the transferor shall have delivered to the Company, if reasonably requested by counsel to the Company, an opinion of counsel substantially to the effect that the transfer or assignment can be effected without registration or qualification under applicable federal or state securities laws (or, at the Holder's option, a certification by the Holder to that effect in which the Holder agrees to indemnify and hold harmless the Company in respect of any violation of such securities laws in connection with such transfer). Upon surrender of this Warrant to the Secretary of the Company at its principal offices after any such transfer, the Company will issue one or more new Warrants of like tenor (in the name(s) of the Holder and/or the transferee(s), as appropriate) representing in the aggregate the purchase rights represented by this Warrant.

          12. AMENDMENTS AND WAIVERS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of the Warrants representing a majority of the securities as to which all outstanding Warrants are then exercisable. Any waiver or amendment effected in accordance with this Section shall be binding upon each holder of the Warrants, any Warrant Shares thereafter purchased under this Warrant, each future holder of all such Warrant Shares, and the Company.

          13. EFFECT OF AMENDMENT OR WAIVER. The Holder acknowledges that by the operation of Section 12, the holders of the Warrants representing a majority of the securities as to which all outstanding Warrants are then exercisable will have the right and power to diminish or eliminate all rights of the Holder under this Warrant.

          14. GOVERNING LAW. This Warrant shall be governed by the laws of the State of Delaware as applied to agreements among Delaware residents made and to be performed entirely within the State of Delaware.


                                   INTERNATIONAL WIRELESS
                                   COMMUNICATIONS HOLDINGS, INC.


                                   By:
                                          ----------------------------------
                                   Name:
                                          ----------------------------------
                                   Title:
                                          ----------------------------------

                                     SUBSCRIPTION


International Wireless Communications Holdings, Inc.
Attention:  Corporate Secretary


          1. The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant to Purchase _______________ shares of _________________ stock of International Wireless Communications Holdings, Inc. and held by the undersigned, ____________ shares of ________ stock of International Wireless Communications Holdings, Inc. Payment of the exercise price per share required under such Warrant accompanies this Subscription.

          1. The undersigned hereby elects to receive shares equal to the value of this Warrant as to _________ Warrant Shares in the manner specified in
Section 5 of the Warrant.


          [Strike paragraph above that does not apply.]

                                                  Date:
                                                       ------------------------

                                             Signature:
                                                       ------------------------

                                               Address:
                                                       ------------------------

                                                       ------------------------

Name in which shares should be registered:


------------------------------------

                            EXERCISE/CANCELLATION SCHEDULE

Date                               Number of Warrant Shares as to which Warrant
                                   Exercised or Canceled